SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                            reported) July 17, 2001



            J.P. Morgan Chase Commercial Mortgage Securities Corp.
            ------------------------------------------------------

              (Exact Name of Registrant as Specified in Charter)


            Delaware                         333-64956                  13-3789046
-------------------------------       ------------------------      -------------------
(State or Other Jurisdiction of       (Commission File Number)       (I.R.S. Employer
         Incorporation)                                             Identification No.)

                                60 Wall Street
                           New York, New York 10260
                           ------------------------
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-3060
                                                          --------------


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Item 5. Other Events
------  ------------

Filing of Collateral Term Sheet.
--------------------------------

     In connection with the proposed offering of J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") Mortgage Pass-Through Certificates, Series 2001-CIBC2, J.P. Morgan Securities Inc., CIBC World Markets Corp., Salomon Smith Barney Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Underwriters") have prepared certain materials (the "Collateral Term Sheet") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheet.

     The Collateral Term Sheet is attached hereto as Exhibit 99. This Collateral Term Sheet supercedes any prior collateral information which may have been previously filed with the Securities and Exchange Commission.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
------  ------------------------------------------------------------------

(a)     Not applicable.
(b)     Not applicable.
(c)     Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

      Exhibit No                                               Description
      ----------                                               -----------

          99                                              Collateral Term Sheet
                                                          Filed on Form SE dated
                                                              July 18, 2001



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                                    SECURITIES CORP.




                                           By: /s/ Bianca A. Russo
                                               ------------------------------
                                                Name:    Bianca A. Russo
                                                Title:   Vice President



Dated: July 18, 2001



                                 Exhibit Index
                                 -------------



                    Exhibit                                           Page
                    -------                                           ----

99          Collateral Term Sheet                                       6
            Filed on Form SE
            dated July 18, 2001




              IN ACCORDANCE WITH RULE 311 OF REGULATION S-T, THIS
                 COLLATERAL TERM SHEET IS BEING FILED IN PAPER


                                  EXHIBIT 99
                             COLLATERAL TERM SHEET

                                      for

            J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

             Mortgage Pass-Through Certificates, Series 2001-CIBC2